UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2011
Penford Corporation
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	0-11488 (Commission File Number)	91-1221360 (IRS Employer Identification No.)

7094 South Revere Parkway, Centennial, Colorado (Address of principal executive offices		80112-3932 (Zip Code)
303-649-1900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition
On July 7, 2011, Penford Corporation issued a press release reporting its financial results for the three- and nine-month periods ended May 31, 2011. A copy of the Registrant’s press release containing this information is furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.04:	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans
The recordkeeper and certain investment alternatives for the Penford Corporation Savings and Stock Ownership Plan (“Plan”) are being changed. In order to facilitate this change, there will be a period during which Plan participants and beneficiaries temporarily will be unable to direct or diversify investments in their Plan accounts or obtain a distribution from the Plan. This period will commence July 28, 2011 at 4:00 P.M. Eastern Time and is expected to end during the calendar week beginning July 31, 2011 (“Blackout Period”). Notification of the Blackout Period was provided to participants under the Plan.
On July 7, 2011, Penford Corporation sent a notice (“Notice”) to its directors and executive officers informing them that, as a result of the Plan changes and the Blackout Period, the Sarbanes-Oxley Act of 2002 prohibits them from directly or indirectly purchasing, selling or otherwise acquiring or transferring shares of Penford Corporation’s common stock or derivative securities (including stock options) acquired in connection with their service as a director or employment as an executive officer of Penford Corporation during the Blackout Period. A copy of the Notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
During the Blackout Period and for a period of two years after the ending date of the Blackout Period, a Penford Corporation security holder or other interested party may obtain, without charge, the actual beginning and ending dates of the Blackout Period from and may direct other inquiries about the Blackout Period to:
Mr. Christopher L. Lawlor
Vice President — Human Resources, General Counsel and Secretary
Penford Corporation
7094 S. Revere Parkway
Centennial, Colorado 80112-3932
303-649-1900

Item 9.01:	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated July 7, 2011

99.2	Notice of Blackout Period to Directors and Executive Officers of Penford Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penford Corporation
(Registrant)

July 7, 2011	/s/ Steven O. Cordier
Steven O. Cordier
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 7, 2011

99.2	Notice of Blackout Period to Directors and Executive Officers of Penford Corporation

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